Exhibit 99.2

FINANCIAL STATEMENTS AND REPORT OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Crest Marine, LLC

June 30, 2018 and 2017

CONTENTS

Page

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT	3

FINANCIAL STATEMENTS

BALANCE SHEETS	4

STATEMENTS OF EARNINGS	5

STATEMENTS OF MEMBERS’ EQUITY	6

STATEMENTS OF CASH FLOWS	7

NOTES TO FINANCIAL STATEMENTS	8 – 12

SUPPLEMENTAL INFORMATION

COST OF SALES	14

OPERATING EXPENSES	15

DAVISON & ASSOCIATES CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

Board of Members

Crest Marine, LLC

Owosso, Michigan

We have reviewed the accompanying interim financial statements of Crest Marine, LLC (a Michigan limited liability company), which comprises the balance sheets as of June 30, 2018 and 2017, and the related statements of earnings, members’ equity and cash flows for the six months then ended, and the related notes to the interim financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the interim financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these interim financial statements in accordance with the accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of interim financial statements that are free from material misstatement, whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagement in accordance with Statement on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the interim financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountants’ Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Troy, Michigan

October 18, 2018

3250 West Big Beaver, Suite 540   •   Troy, Michigan 48084
Tel (248) 643-0026   •   Fax (248) 643-0035   •   E-Mail: gary@davisonandassoc.com

Crest Marine, LLC

BALANCE SHEETS

June 30,

	2018	2017
ASSETS (note C)
CURRENT ASSETS
Cash in bank (note A2)	$3,795,114	$1,580,256
Accounts receivable
Trade (note A3)	3,872,053	3,239,855
Related parties (note B)	884,585	—
Inventories (note A4), less reserve for obsolete inventory of $231,916 in 2018 and $500,000 in 2017	7,400,130	6,504,242
Prepaid expenses	116,564	68,700
Total current assets	16,068,446	11,393,053
PROPERTY AND EQUIPMENT - AT COST (note A5)
Leasehold improvements	1,342,460	780,316
Machinery and equipment	2,389,915	1,884,415
Computer software	47,956	47,956
Vehicles	531,660	464,648
	4,311,991	3,177,335
Less accumulated depreciation	1,817,262	1,409,722
	2,494,729	1,767,613
	$18,563,175	$13,160,666
LIABILITIES
CURRENT LIABILITIES
Current portion of long-term debt	$427,176	$205,728
Accounts payable
Trade	3,095,393	1,984,323
Related parties (note B)	—	90,771
Accrued liabilities
Warranty (note A6)	125,453	150,963
Repurchased boats (note D)	61,448	58,243
Other liabilities	985,886	571,112
	1,172,787	780,318
Total current liabilities	4,695,356	3,061,140
LONG TERM DEBT, LESS CURRENT PORTION (note C)	115,528	235,373
COMMITMENTS (note D)	—	—
CONTINGENCIES (note E)	—	—
MEMBERS' EQUITY	13,752,291	9,864,153
	$18,563,175	$13,160,666

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

STATEMENTS OF EARNINGS

Six months ended June 30,

	2018		2017
		Percent of		Percent of
	Amount	net sales	Amount	net sales
Net sales	$46,372,522	100.0%	$37,594,747	100.0%
Cost of sales	37,377,388	80.6	30,500,761	81.1
Gross profit	8,995,134	19.4	7,093,986	18.9
Operating expenses	4,560,513	9.8	3,840,975	10.2
Operating profit	4,434,621	9.6	3,253,011	8.7
Other expense
Interest expense	11,164	—	10,099	—
NET EARNINGS	$4,423,457	9.6%	$3,242,912	8.7%

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

STATEMENTS OF MEMBERS' EQUITY

Six months ended June 30,

	2018	2017
Members' equity at beginning of period	$11,326,124	$8,133,164
Net earnings for the six months	4,423,457	3,242,912
Distributions	(1,997,290)	(1,511,923)
Members' equity at end of period	$13,752,291	$9,864,153

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

STATEMENTS OF CASH FLOWS

Six months ended June 30,

	2018	2017
Cash flows from operating activities
Cash received from customers	$45,888,692	$37,907,302
Cash paid to suppliers and employees	(40,690,222)	(35,070,272)
Interest paid	(11,164)	(10,099)
Net cash provided by operating activities	5,187,306	2,826,931
Cash flows from investing activities
Purchase of property and equipment	(518,994)	(801,990)
Net payments (to) from related parties	(1,018,435)	42,528
Net cash used in investing activities	(1,537,429)	(759,462)
Cash flows from financing activities
Long-term debt incurred	258,750	—
Payments on long-term debt	(339,048)	(97,413)
Distributions	(1,997,290)	(1,511,923)
Net cash used in financing activities	(2,077,588)	(1,609,336)
Net increase in cash	1,572,289	458,133
Cash at beginning of period	2,222,825	1,122,123
Cash at end of period	$3,795,114	$1,580,256
Reconciliation of net earnings to net cash provided by operating activities
Net earnings	$4,423,457	$3,242,912
Adjustments to reconcile net earnings to net cash provided by operating activities
Depreciation	190,085	171,743
(Increase) decrease in assets:
Accounts receivable	(483,830)	312,555
Inventories	429,051	(594,766)
Prepaid expenses	(13,255)	28,940
Increase (decrease) in liabilities:
Accounts payable	184,922	(325,090)
Accrued liabilities	456,876	(9,363)
Total adjustments	763,849	(415,981)
Net cash provided by operating activities	$5,187,306	$2,826,931

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2018 and 2017

NOTE A – SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1.        Business Activity and Revenue Recognition

The Company’s principal business activity is the manufacturing and sale of pontoon boats to retailers throughout the United States.

The Company’s revenue is derived primarily from the sale of boats, marine parts, and accessories. Revenue is recognized in accordance with the terms of the sale, primarily upon shipment to customers, once the sales price is fixed or determinable and collectability is reasonably assured.

2.        Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of one year or less. The company places its temporary cash investments with high credit quality financial institutions. At times these investments are not entirely FDIC insured; however, the company does not believe it is exposed to any significant credit risk on cash and cash equivalents. At June 30, 2018 and 2017, there was $3,545,114 and $1,330,256 of cash that was not FDIC insured.

3.        Receivables and Concentration of Credit Risk

The Company considers its receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. The accounts receivable from three customers totaled $2,254,298 and $1,596,926 for the periods ended June 30, 2018 and 2017 respectively. Two of the customers are in the boat financing industry and the other customer is a boat dealer.

The customers are in the following industries:

	2018	2017
Boat financing	$1,870,461	$1,011,348
Boat dealership	383,837	585,578
	$2,254,298	$1,596,926

4.        Inventories

Inventories are valued at the lower of cost or market and are shown net of an inventory allowance on the balance sheet. Inventory cost includes material, labor, and manufacturing overhead and is determined based on the first-in, first-out (FIFO) method. Provisions are made as necessary to reduce inventory amounts to their net realizable value or to provide for obsolete products.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

June 30, 2018 and 2017

Inventory consists of the following for the six months ended June 30:

	2018	2017
Raw materials
Motors	$1,615,414	$2,182,413
Boat components	4,713,829	4,106,366
Finished goods	1,302,803	715,463
Obsolescence reserve	(231,916)	(500,000)
	$7,400,130	$6,504,242

Activity in the obsolescence reserve was as follows for the six months ended June 30:

	2018	2017
Beginning balance	$211,400	$173,000
Charged to cost and expenses	20,516	327,000
Ending balance	$231,916	$500,000

5.        Depreciation and Amortization

Depreciation and amortization is provided for in amounts sufficient to relate the cost of property and equipment to operations over their estimated service lives using the straight-line and accelerated methods.

6.        Product Warranties

The Company provides a warranty with each manufactured boat sold.  There exists a possible loss as a result of future warranty service claims. The Company records an accrual for estimated future claims. Such accruals are based upon historical experience and management’s estimates of the level of future claims, and are subject to adjustment as actual claims are determined or as changes in the obligations become reasonably estimable. Warranty expense for the six months ended June 30, 2018 and 2017 was $151,596 and $108,258, respectively.

Activity in the product warranty reserve was as follows for the six months ended June 30:

	2018	2017
Beginning balance	$88,824	$176,548
Accrued for warranties issued	151,596	108,258
Warranty claims paid	(114,967)	(133,843)
Ending balance	$125,453	$150,963

7.        Accounting Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

June 30, 2018 and 2017

8.        Advertising

Advertising costs are charged to operations when incurred. Advertising expense for the six months ended June 30, 2018 and 2017 was $116,903 and $167,277, respectively.

9.        Income Taxes

The Company is treated as a partnership for income tax purposes; therefore, the profit or loss of Crest Marine LLC is included in the income tax returns of the Members. Accordingly, no recognition has been given to income taxes in the accompanying statements. As of June 30, 2018, the tax returns for the years ended December 31, 2017, 2016, and 2015 are open for audit by the taxing authorities.

NOTE B – RELATED PARTY TRANSACTIONS

The accounts receivable (payable) with related parties at six months ended June 30 are as follows:

	2018	2017
Affiliates	$(128,389)	$(103,745)
Member	1,012,974	12,974_
	$884,585	$(90,771)

The accounts receivable (payable) with affiliates is with limited liability companies related through common ownership. The related party accounts are non-interest bearing, unsecured and without specific payment terms; however, management anticipates the balance to be paid within the next year.

The following is a summary of the activity on the related party accounts for the six months ended June 30:

	2018	2017
Beginning balance	$(133,850)	$(48,243)
Rent charged by affiliate	(77,617)	(102,618)
Administrative fee	30,000	30,000
Payments	(60,000)	—
Advances	1,000,000	—
Expenses paid on behalf of affiliates	126,052	30,090
Ending balance	$884,585	$(90,771)

In addition, the Company purchases materials and tooling supplies from one of the affiliates related through common ownership. The expense charged to operations for these materials and tooling supplies for the six months ended June 30, 2018 and 2017 was $2,006,867 and $1,326,054, respectively. The company received $30,000 for an administrative fee from this affiliate for each six month period ended June 30, 2018 and 2017.

NOTE C – LONG-TERM DEBT

Long-term debt consists of a note payable to a bank in monthly principal payments of $8,928 plus interest at 4.25% with final payment April 2020. The note is collateralized by substantially all assets of the company and by real estate held by a company related through common ownership. The agreement with the bank contains covenants which, among other things, require a minimum net worth and debt coverage ratio. At June 30, 2018 and 2017, there was $205,256 and $312,390 outstanding on this loan, respectively.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

June 30, 2018 and 2017

The Company has available through April 12, 2018 a bank draw down line of credit loan which provides for borrowings up to $250,000 for purchase of business property and equipment. This is a multiple advance note with final payment due in September 2017. Advances on the note bear interest at 1% over the bank’s prime rate with a minimum rate of 4.5% (total rate of 4.75% at June 30, 2017). The note is payable in monthly installments of $5,708, which includes principal and interest. The note is collateralized by substantially all assets of the company. The note contains covenants which, among other things, require a minimum net worth and debt service coverage ratio. At June 30, 2017, there was $12,607 outstanding on this line of credit loan.

The Company has available a bank draw down line of credit loan which provides for borrowings up to $500,000 for purchase of business property and equipment. Advances on the note bear interest at the bank’s prime rate (4.75% at June 30, 2018) and is collateralized by substantially all assets of the company. At June 30, 2018 and 2017, there was $307,335 and $63,820 outstanding on this line of credit, respectively.

The Company also has notes payable to the bank which provided borrowings for the purchase of company vehicles. At June 30, 2018, monthly installments of $1,105 are required through October 2020 at an interest rate of 2.29%. The notes are collateralized by vehicles with a cost of $70,265. At June 30, 2018 and 2017, there was $30,113 and $52,282 outstanding on these bank notes, respectively.

The following is a schedule, by years, of the principal payments required for long-term debt:

Years ending June 30,
2019	$427,176
2020	111,128
2021	4,400
$542,704

NOTE D – COMMITMENT

The Company conducts its operations in facilities leased from a company related through common ownership (note B). The facility is leased under an operating lease that expires on December 31, 2022, which provides for monthly payments of $12,936. Prior to 2018 the company leased the facility on a month to month basis with monthly rent of $17,103. The company also pays real estate taxes, operating and maintenance expenses. Rent expense charged to operations for the six months ended June 30, 2018 and 2017 was $77,617 and $102,618, respectively. The company has four options for five years each to extend the lease upon its termination.

The following is a schedule, by years, of the future minimum lease payments required under the lease agreement:

Years ending June 30,
2019	$155,235
2020	155,235
2021	155,235
2022	155,235
2023	77,618
$698,558

In connection with its dealers’ wholesale floor-plan financing of boats, the Company has entered into repurchase agreements with various lending institutions. The repurchase commitment is on an individual unit basis with a

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS - CONTINUED

June 30, 2018 and 2017

term from the date it is financed by the lending institution through payment date by the dealer, generally not exceeding three years. Such agreements are customary in the industry and the Company’s exposure to loss under such agreements is limited by contractual maximums and the resale value of the inventory which is required to be repurchased. The company records an accrual for estimated future repurchase commitments based upon historical expense and management’s estimates of future claims.

Activity in the repurchase boats reserve was as follows for the years ended December 31:

	2018	2017
Beginning balance	$35,000	$36,572
Provision	26,448	21,671
Ending balance	$61,448	$58,243

NOTE E – CONTINGENCIES

At June 30, 2018 and 2017, the company had a third party guarantee outstanding of approximately $101,300 and $154,187, respectively. The guarantee is the liability of the company related through common ownership that owns the building in which the company conducts its operations. No loss is anticipated as a result of the guarantee.

NOTE F – SUBSEQUENT EVENTS

On October 18, 2018, the members of Crest Marine, LLC. sold all membership interest in the Company to MCBC Holdings, Inc.. The partnership of Crest Marine, LLC. ceases to exist.

SUPPLEMENTAL INFORMATION

8

Crest Marine, LLC

COST OF SALES

Six months ended June 30,

	2018		2017
		Percent of		Percent of
	Amount	net sales	Amount	net sales
Materials and supplies	$30,694,032	66.3%	$25,412,305	67.5%
Delivery, travel and fuel	59,814	0.1	34,346	0.1
Insurance	312,196	0.7	226,190	0.6
Interest free program	1,006,149	2.2	759,845	2.0
Research and development	50,301	0.1	96,724	0.3
Freight	810,132	1.7	591,332	1.6
Depreciation	190,085	0.4	171,743	0.5
Equipment maintenance	37,187	0.1	45,473	0.1
Direct labor	3,543,642	7.6	2,641,503	7.0
Payroll taxes	430,948	0.9	328,990	0.9
Utilities	91,306	0.2	84,052	0.2
Warranty expense	151,596	0.3	108,258	0.3
	$37,377,388	80.6%	$30,500,761	81.1%

Crest Marine, LLC

OPERATING EXPENSES

Six months ended June 30,

	2018		2017
		Percent of		Percent of
	Amount	net sales	Amount	net sales
Advertising	$116,903	0.3%	$167,277	0.4%
Bank fees	7,058	—	11,009	—
Boat shows	247,543	0.5	161,482	0.4
Commissions expense	743,154	1.6	702,543	2.0
Consulting	14,050	—	14,222	—
Contributions	750	—	975	—
Dues and subscriptions	24,236	0.1	5,979	—
Employee welfare	45,525	0.1	67,578	0.2
Rent	77,618	0.2	102,618	0.3
Internet	80,398	0.2	79,425	0.2
Legal and accounting	135,871	0.3	43,730	0.1
Maintenance - building	15,741	—	36,542	0.1
Meals and entertainment	8,122	—	8,610	—
Office supplies	45,700	0.1	52,915	0.1
Payroll fees	27,818	0.1	35,268	0.1
Postage and delivery	1,226	—	1,842	—
Printing and reproduction	37,687	0.1	23,896	0.1
Salaries	1,460,135	3.1	1,201,897	3.2
Payroll taxes	114,222	0.2	104,901	0.3
Sanitation	31,236	0.1	40,607	0.1
Taxes - property and other	152,703	0.3	19,486	0.1
Telephone	11,230	—	16,799	—
Travel	115,817	0.2	91,248	0.2
Truck and auto expense	1,075,770	2.4	880,126	2.4
Administrative fee	(30,000)	(0.1)	(30,000)	(0.1)

	$4,560,513	9.8%	$3,840,975	10.2%